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                     SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 28, 1996
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                             Wang Laboratories, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                 1-5677                          04-2192707
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       (Commission File Number)       (IRS Employer Identification No.)

         600 Technology Park Drive, Billerica, Massachusetts    01821
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       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code (508) 967-5000
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ITEM 5.   OTHER EVENTS.
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     On February 28, 1996, Wang Laboratories, Inc. ("Wang") announced that it completed a $140 Million offering of 6 1/2% Series B Cumulative Convertible Preferred Stock.

     On February 29, 1996 Wang announced that it had completed the repurchase and retirement of all of the outstanding shares of its 11% Exchangeable Preferred Stock at face value for approximately $73 Million in cash.

Item 7.   Financial Statements and Exhibits
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          (c)  Exhibits

          Item      Description
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          99.1      Press Release Announcing Completion of Preferred Stock
                    Offering

          99.2 Press Release Announcing Repurchase of 11% Exchangeable Preferred Stock


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WANG LABORATORIES, INC.

Dated: March 6, 1996                    By: /s/ Albert A. Notini
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                                            Albert A. Notini
                                            Senior Vice President,
                                              General Counsel and
                                              Corporate Secretary